UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934 (Amendment No.        )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

REYNOLDS AMERICAN INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Reynolds American Inc.

401 North Main Street

P.O. Box 2990

Winston-Salem, North Carolina 27102-2990

Supplement

to the

Notice of Annual Meeting of Shareholders

To be Held on Thursday, May 8, 2014

and Accompanying Proxy Materials

April 17, 2014

To our Shareholders:

This is a supplement to the notice of the 2014 annual meeting of shareholders of Reynolds American Inc. to be held on May 8, 2014 and accompanying proxy materials, which were delivered or made available to you on or about March 21, 2014. In addition, enclosed please find a revised proxy card, modified to reflect the changes to Item 1: Election of Directors, described below. (References in this supplement to “RAI,” “we,” “our,” or “us” are references to Reynolds American Inc.) Except as specifically amended or supplemented by the information contained in this supplement, all information set forth in the proxy materials remains accurate and should be considered in voting your shares.

This supplement contains important information for you to consider when deciding how to vote on the matters brought before the 2014 annual meeting. Please read it carefully.

As set forth in the proxy statement and in accordance with certain rules of the U.S. Securities and Exchange Commission, we have made our proxy materials available over the Internet at www.proxyvote.com, rather than mailing a printed copy of our proxy materials to every shareholder. We began mailing a Notice of Internet Availability of Proxy Materials, referred to as the Notice, on or about March 21, 2014, to all shareholders entitled to vote, except shareholders who already had requested a printed copy of our proxy materials and except participants in our Savings Plan and SIP, as defined in the proxy statement, to whom we began mailing proxy materials (including a proxy card) on or about March 21, 2014.

The immediately following disclosure supplements and amends the proxy materials, including the discussion on pages 8 through 38 of the proxy statement under the heading “The Board of Directors,” including in particular the discussions under the subheadings “— Item 1: Election of Directors,” “— Biographies of Board Members,” “— Governance Agreement” and “— Committees and Meetings of the Board of Directors,” and under the heading “Security Ownership of Certain Beneficial Owners and Management.”

Resignation of Chief Executive Officer; Change in Candidates Nominated by the Board of Directors for Election as Directors at the 2014 Annual Meeting of Shareholders

In March 2014, Daniel M. Delen, President and Chief Executive Officer and director of RAI, indicated to the Board of Directors of RAI, referred to as the Board, that he was considering retirement in the near term. On April 16, 2014, Mr. Delen presented his notice of retirement and his resignation from the Board, contingent upon the approval by the Board of the Retirement Agreement, as defined below. At a meeting of the Board held later that day, upon the recommendation of the Board’s Corporate Governance and Nominating Committee, the Board accepted Mr. Delen’s retirement as President and Chief Executive Officer of RAI and resignation from the Board, effective April 30, 2014, pursuant to the terms of the Retirement and Consulting Agreement, dated as of April 16, 2014, by and between Mr. Delen and RAI, referred to as the Retirement Agreement. Mr. Delen does not serve on any committees of the Board.

On April 16, 2014, the Board elected Susan M. Cameron as RAI’s President and Chief Executive Officer, effective May 1, 2014. Ms. Cameron will continue to serve as a member of the Board, but tendered her resignation from her role as a member of the Strategic Matters Review Committee of the Board, effective May 1, 2014.

The Board believes that Ms. Cameron, with her more than 30 years of experience in the tobacco industry, including her prior service as the President and Chief Executive Officer of RAI and as Chairman of the Board of RAI, brings to the Board strong leadership skills and comprehensive knowledge of the tobacco industry; marketing and brand leadership expertise; and essential insight and perspective regarding the strategic and operational opportunities and challenges of RAI and its operating companies. Ms. Cameron’s service on other public and private company boards and committees also brings valuable experience and insight to the Board.

Election of Directors

As a result of Mr. Delen’s decision to resign as a director, the Board has determined to keep the size of the Board fixed at 13 persons. In addition, as a result of Mr. Delen’s resignation and Ms. Cameron’s election as President and Chief Executive Officer of RAI, the Board will be reclassified to make the number of directors in each class as equal as possible, effective May 1, 2014. In connection with this reclassification, the Board has nominated Ms. Cameron for re-election as a Class III director, rather than as a Class I director. As such, for the 2014 annual meeting, management’s slate of nominees consists of Ms. Cameron for Class III, Messrs. Jobin, Mensah, Rolfe and Zillmer for Class I and Mr. Scheele for Class II.

If all the nominees are elected, the Board will consist of 13 directors, composed of four Class I directors, five Class II directors and four Class III directors, as follows:

(a)	Class I Directors: Luc Jobin, Nana Mensah, Ronald S. Rolfe and John J. Zillmer;

(b)	Class II Directors: John P. Daly, Holly Keller Koeppel, Sir Nicholas Scheele, Richard E. Thornburgh and Thomas C. Wajnert; and

(c)	Class III Directors: Susan M. Cameron, Martin D. Feinstein, Lionel L. Nowell, III and Neil R. Withington.

Biographical and share ownership information with respect to the nominees, including Ms. Cameron, is set forth in the proxy statement under the headings “The Board of Directors — Biographies of Board Members” and “Security Ownership of Certain Beneficial Owners and Management.” Ms. Cameron’s biographical information is supplemented by the information set forth above.

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Governance Agreement

Brown & Williamson Holdings, Inc. has agreed to the nomination of Ms. Cameron as a member of Class III instead of as a member of Class I and has agreed to the change in management’s slate of nominees for the 2014 annual meeting to Ms. Cameron for Class III, Messrs. Jobin, Mensah, Rolfe and Zillmer for Class I and Mr. Scheele for Class II.

Voting; Revocability of Proxies

Your Board recommends a vote FOR the election of the one Class III director nominee, each of the four Class I director nominees and the one Class II director nominee. If you have already voted your shares and do not wish to change your vote, no further action is necessary. You do not need to submit a new proxy card or vote again unless you wish to change your vote.

Proxy voting instructions already returned by shareholders will remain valid and will be voted at the 2014 annual meeting unless revoked. Shares represented by all validly executed proxy voting forms or votes cast over the Internet or by telephone at any time (either prior to or after the date hereof) returned before the annual meeting will be voted for the directors nominated by the Board as instructed, except that all votes for or against the election of Ms. Cameron to Class I will be cast instead, respectively, for or against the election of Ms. Cameron to Class III.

If you have not voted your shares, please vote as soon as possible. You can vote by Internet, by telephone or by mail using the instructions included on the proxy card or the Notice previously sent to you.

If you have already voted your shares and you wish to change your vote on any matter, you may revoke your proxy before it is voted at the annual meeting by (1) sending in another signed proxy card with a later date, (2) notifying our Secretary in writing before the meeting that you have revoked your proxy or (3) voting in person at the meeting or through Internet or telephone voting. Your latest telephone or Internet vote is the one that is counted.

By Order of the Board of Directors,

McDara P. Folan, III

Secretary

3

REYNOLDS AMERICAN INC.
401 NORTH MAIN STREET
WINSTON-SALEM, NC 27102-2990

You have the option to submit your proxy by the Internet, telephone or mail. Your vote does not count until we receive it.

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 7, 2014 (May 3, 2014 for Savings Plan or SIP participants). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Reynolds American Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 7, 2014 (May 3, 2014 for Savings Plan or SIP participants). Have your proxy card in hand when you call and follow the simple instructions provided to you.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Reynolds American Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Your telephone or Internet vote authorizes the named proxies to vote the shares in the same manner as if you marked, signed and returned the proxy card.

If you vote by telephone or Internet, do not mail back the proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M74761-P48466-Z62521

KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

REYNOLDS AMERICAN INC.

The Board of Directors recommends a vote **FOR**:

1. Election of Directors

	For	Against	Abstain
Nominee For Class III:			
1a. Susan M. Cameron	☐	☐	☐
Nominees For Class I:			
1b. Luc Jobin	☐	☐	☐
1c. Nana Mensah	☐	☐	☐
1d. Ronald S. Rolfe	☐	☐	☐
1e. John J. Zillmer	☐	☐	☐
Nominee For Class II:			
1f. Sir Nicholas Scheele	☐	☐	☐

	For	Against	Abstain
2. Approval of the Reynolds American Inc. Amended and Restated 2009 Omnibus Incentive Compensation Plan	☐	☐	☐
3. Advisory Vote to Approve the Compensation of Named Executive Officers	☐	☐	☐
4. Ratification of the Appointment of KPMG LLP as Independent Auditors	☐	☐	☐
The Board of Directors recommends a vote **AGAINST**:			
5. Shareholder Proposal on Disclosure of Lobbying Policies and Practices	☐	☐	☐
6. Shareholder Proposal on Animal Testing	☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Note: Please make sure that you complete, sign and date your proxy card. Please sign exactly as your name(s) appear(s) on the account. When signing as a fiduciary, please give your full title as such. Each joint owner should sign personally. Corporate proxies should be signed in full corporate name by an authorized officer.

Shares for which an executed proxy is received, but no instruction is given, will be voted by the proxies FOR Items 1, 2, 3 and 4; and AGAINST Items 5 and 6; and by Fidelity, as Trustee under the Savings Plan, and FESC, as Custodian under the SIP, in the same proportion as the shares for which instructions are received by Fidelity and FESC, respectively.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

YOUR VOTE IS IMPORTANT! Please complete, sign and date your proxy card and return this proxy card in the enclosed envelope or vote by telephone or Internet as soon as possible! To: Shareholders of Reynolds American Inc. Participants in the RAI 401k Savings Plan Participants in the Puerto Rico Savings & Investment Plan Shares of common stock of Reynolds American Inc. will be voted as you direct if this card is completed by you and received by Broadridge on or before May 7, 2014 (May 3, 2014 for Savings Plan or SIP participants). Broadridge is responsible for tabulating the returns. If you have any questions or need assistance in voting the shares, please contact: Reynolds American Inc. Shareholder Services 401 North Main Street Winston-Salem, NC 27101 (866) 210-9976 (toll-free) Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement, Form 10-K and Shareholder Letter are available at www.proxyvote.com. DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET M74762-P48466-Z62521 REYNOLDS AMERICAN INC. PROXY This proxy is solicited on behalf of the Board of Directors for the Annual Meeting of Shareholders to be held on May 8, 2014. The undersigned shareholder of Reynolds American Inc. hereby appoints McDara P. Folan, III and Constantine (Dean) E.Tsipis, and each of them (with full power of substitution and resubstitution), as proxies of the undersigned, to vote all shares of the common stock of Reynolds American Inc. that the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held on May 8, 2014 at 9:00 a.m. (Eastern Time) in the Reynolds American Plaza Building Auditorium, 401 North Main Street, Winston-Salem, North Carolina, and at any adjournments or postponements thereof, as designated on the reverse side of this proxy card, and in their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof. The undersigned also provides instructions to Fidelity Management Trust Company (“Fidelity”), as Trustee under the RAI 401k Savings Plan (the “Savings Plan”), and to Fidelity Employer Services Company LLC (“FESC”), as Custodian under the Puerto Rico Savings & Investment Plan (the “SIP”), to vote shares of the common stock of Reynolds American Inc. allocated, respectively, to accounts of the undersigned under the Savings Plan or the SIP, and which are entitled to be voted at the Annual Meeting, and at any adjournments or postponements thereof, as designated on the reverse side of this proxy card, and to vote all such shares on such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof. Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be signed and dated on reverse side